Investment Strategy - Invesco India ETF	Dec. 19, 2025
Prospectus [Line Items]
Strategy [Heading]	4.) Principal Investment Strategies Change.
Strategy Narrative [Text Block]

The Fund generally will invest at least 90% of its total assets in securities that comprise the New Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the New Underlying Index.

5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of the securities of large- and mid-capitalization companies based in India that exhibit strong fundamental characteristics for momentum (M), value (V), volatility (V) and profitability (P), utilizing a factor model developed by Bloomberg Intelligence (an affiliate of the Index Provider). To be eligible for inclusion in the New Underlying Index, a security must be a member of the Bloomberg India universe of securities, which generally includes securities of companies domiciled in India, as such universe is determined by the Index Provider in connection with the index methodology. Every security eligible for inclusion in the New Underlying Index is measured and assigned a score for momentum, value, volatility, and profitability factors, as defined in the index methodology. The New Underlying Index seeks to include the top 15% of securities in the eligible universe with the strongest momentum, most muted volatility, most inexpensive valuations, and highest profitability based on an aggregated sector-neutral “MVP” score. The New Underlying Index components are equally weighted after eligibility has been determined. The New Underlying Index is rebalanced quarterly after the close of trading on the third Friday of January, April, July and October.

Please Retain This Supplement For Future Reference.